UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 2, 2010
ML LIFE INSURANCE COMPANY OF NEW YORK
(Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)	16-1020455 (IRS Employer Identification No.)
33-34562; 33-60288; 333-48983; 333-133224
(Commission File Numbers)
440 Mamaroneck Avenue
Harrison, New York 10528
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 1-800-333-6524
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 2, 2010, James D. Purvis resigned from his position as ML Life Insurance Company of New York’s Chief Financial Officer. Eric J. Martin has been appointed to replace Mr. Purvis as Chief Financial Officer effective April 2, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML Life Insurance Company of New York
/s/ Lon J. Olejniczak
Lon J. Olejniczak
President

Date: April 6, 2010